UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2010
U.S. GLOBAL INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas	78229

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 210-308-1234
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 4, 2010, U.S. Global Investors, Inc. issued a press release reporting earnings and other financial results for the quarterly period ended December 31, 2009. A copy of the press release is attached and being furnished as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 — Press Release issued by U.S. Global Investors, Inc. dated February 4, 2010, reporting earnings and other financial results for the quarterly period ended December 31, 2009.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc.
By:	/s/ Catherine A. Rademacher
Catherine A. Rademacher
Chief Financial Officer

Dated: February 4, 2010